SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    /x/  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or
   Section 240.142-12

                    WESTERN RESOURCES, INC.
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                (Name of Registrant as Specified In Its Charter)

                    WESTERN RESOURCES, INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11

     1) Title of each class of securities to which transaction applies:
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     2) Aggregate number of securities to which transaction applies:
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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
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     4) Proposed maximum aggregate value of transaction:
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Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
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     2) Form, Schedule or Registration Statement No.:
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     3) Filing Party:
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     4) Date Filed:
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/x/  Filing fee paid with preliminary filing.


                         April 16, 1996



                       IMPORTANT REMINDER




Dear Preferred Shareholder,

     I am writing to remind you that the May 7, 1996 Annual Meeting of Shareholders quickly is approaching. According to our latest records, we have not received your completed proxy.

     Your Board of Directors has unanimously recommended that shareholders
vote FOR all proposals.   Specifically, Proposal 3, the amendment to the
Articles of Incorporation, requires the affirmative vote of two-thirds of all
outstanding preferred shares voting as a class.   Thus, it is essential,
regardless of the number of shares that you own, that we hear from you today.

     To help your company avoid the expense of further solicitation, please sign, date, and return the enclosed proxy immediately.

     Thank you for your cooperation.

                              Sincerely,


                                    John E. Hayes, Jr.